THE MANAGERS FUNDS
		MANAGERS INTERNATIONAL EQUITY FUND

		Supplement dated September 15, 2003
		to the Prospectus dated May 1, 2003
		  (as supplemented June 9, 2003)

  The following information supersedes any information to the contrary relating to Managers International Equity Fund contained in the Fund's Prospectus dated May 1, 2003 (as supplemented June 9, 2003):

Managers International Equity Fund (the "Fund")
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  Effective September 15, 2003, Lazard Asset Management LLC
("Lazard"), located at 30 Rockefeller Plaza, New York, New York, replaced Deutsche Investment Management Americas, Inc. ("Deutsche") as a Sub-Advisor for Managers International Equity Fund. Bernstein Investment Research and Management and Mastholm Asset Management, L.L.C. remain as the other Sub-Advisors for the Fund.

  As of June 30, 2003, Lazard had approximately $56 billion in assets under management. William E. Holzer is the portfolio manager of the portion of the assets managed by Lazard. He was a Managing Director of, and a portfolio manager for, Deutsche, positions he had held with Deutsche since 1980. Mr. Holzer is a Director of, and a portfolio manager for, Lazard, positions he has held since August 2003.

September 15, 2003